Exhibit 10.6
FIRST AMENDMENT
TO
AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the “First Amendment”), dated as of October 2, 2017, is made by and between KBS LEGACY PARTNERS CRYSTAL LLC, a Delaware limited liability company ("Seller"), and RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:

WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale dated as of September 5, 2017 (the "Purchase Agreement");

WHEREAS, Seller and Buyer have agreed to enter into this First Amendment to set forth their agreement regarding the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:

1.Terms. All initially capitalized terms which are used in this First Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.    Approval Date. Notwithstanding the terms of Section 2.5.3 of the Purchase Agreement, Buyer and Seller hereby agree that the Approval Date shall be Monday, November 20, 2017.

3.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this First Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.
4.    Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.
[REMAINDER OF PAGE IN INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the undersigned hereby execute this First Amendment to be effective as of the date set forth above.

SELLER:

KBS LEGACY PARTNERS CRYSTAL LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:	/s/ Guy K. Hays

Name:	Guy K. Hays

Title:	Executive Vice President

BUYER:

RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company

By: Elite Street Capital, LLC, a Texas limited liability
company, its Administrative Member

By: /s/ David Whitby
David Whitby,
its Chief Investment Officer

The undersigned joins in the execution of this First Amendment Agreement in order to acknowledge the terms hereof.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ Kim Belcher
Name:    Kim Belcher

Title:	Sr. Commercial Escrow Officer

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